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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 5, 2005


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                       (as depositor under the Pooling and
           Servicing Agreement, dated as of January 1, 2005, providing for the issuance of Asset Backed Notes, Series 2005-1)



                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------

             (Exact name of registrant as specified in its charter)
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
           Delaware                                  333-104020                 33-0727357
 ----------------------------------                  --------------             -------------------------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)


  3 Ada
  Irvine, California                                                    92618
  ------------------                                                    -----
(Address of Principal Executive Offices)                                Zip Code

Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------


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

                                      -2-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------



Description of the Certificates and the Mortgage Pool

         Option One Mortgage Acceptance Corporation (the "Registrant") plans a series of certificates, entitled Option One Mortgage Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank, N.A. as trustee. The Certificates to be designated as the Series 2005-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Banc of America Securities LLC, Greenwich Capital Markets, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., and H&R Block Financial Advisors Inc. (the "Underwriters"), have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.


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                                      -3-



         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                       -4-


Item 9.01.        Financial Statements and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits


                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                    DESCRIPTION
      -----------                     -----------                                    -----------
           1                               99                    Collateral Term Sheets (as defined in Item 5) that have
                                                                 been provided by Greenwich Capital Markets, Inc and
                                                                 Banc of America Securities LLC (the "Underwriters") to
                                                                 certain prospective purchasers of Option One Mortgage
                                                                 Loan Trust 2005-1, Asset-Backed Certificates, Series
                                                                 2005-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 5, 2005

                                           CITIGROUP MORTGAGE LOAN TRUST INC.


                                           By:      /s/ David S. Wells
                                              -------------------------------
                                           Name:    David S. Wells
                                           Title:   Assistant Secretary



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                                Index to Exhibits


                                                                                                Sequentially
    Exhibit No.                                  Description                                   Numbered Page
    -----------                                  -----------                                   -------------
        99.5          Collateral  Term  Sheets  (as  defined  in Item 5) that have been              P
                      provided by Greenwich Capital Markets, Inc and Banc of
                      America Securities LLC (the "Underwriters") to certain
                      prospective purchasers of Option One Mortgage Loan Trust
                      2005-1, Asset-Backed Certificates, Series 2005-1.

                                  EXHIBIT 99.5


                                [FILED BY PAPER]